Prospectus

Templeton Americas Government Securities Fund

INVESTMENT STRATEGY  GLOBAL INCOME

AUGUST 1, 1999

[INSERT LOGO (R)]
FRANKLIN(R) TEMPLETON(R)


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                    CONTENTS

                                    THE FUND

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[BEGIN CALLOUT]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[END CALLOUT]

                             2      Goal and Strategies

                             6      Main Risks

                            11      Performance

                            12      Fees and Expenses

                            13      Management

                            15      Distributions and Taxes

                            17      Financial Highlights

                                    YOUR ACCOUNT
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[BEGIN CALLOUT]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[END CALLOUT]

                            18      Sales Charges

                            20      Buying Shares

                            22      Investor Services

                            25      Selling Shares

                            27      Account Policies

                            30      Questions

                                    FOR MORE INFORMATION

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[BEGIN CALLOUT]
WHERE TO LEARN MORE ABOUT THE FUND
[END CALLOUT]

                                    Back Cover


         THE FUND

GOAL AND STRATEGIES
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GOAL The fund's principal  investment goal is to provide a high level of current income. Its secondary goal is total return.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in debt securities issued or guaranteed by government entities of Western Hemisphere countries (located in North, South and Central America and the surrounding waters). For purposes of the fund's investments, "government entities" include governments, their agencies and instrumentalities; government-owned, controlled or sponsored entities (including central banks located in the Western Hemisphere); and entities organized and operated for the purpose of restructuring the investment characteristics of securities issued by any of the entities previously mentioned. Up to 35% of the fund's total assets may be invested in securities issued by corporations and financial institutions located in the Western Hemisphere.

[BEGIN CALLOUT]
The fund invests primarily in debt securities issued or guaranteed by government entities of Western Hemisphere countries.
[END CALLOUT]


The fund's manager will allocate assets based upon its assessment of changing market, political and economic conditions. The manager will consider various factors, including its evaluation of interest and currency exchange rate changes and credit risks.

Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, notes, and debentures. The fund may buy both rated and unrated debt securities. It may invest up to 100% of its total assets in debt securities that are rated below investment grade. Investment grade securities are rated in one of the top four ratings categories by independent rating organizations such as Standard & Poor's Corporation and Moody's Investors Services, Inc. or if unrated, determined by the fund's manager to be comparable.

INDEXED OR CURRENCY-LINKED SECURITIES. In selecting debt securities, the fund may include obligations that have been indexed to foreign currency exchange rates. Indexed obligations generally provide that at maturity the principal amount is adjusted up or down (but not below zero) to reflect fluctuations in the exchange rate between two currencies during the period the obligation was outstanding. In selecting the two currencies, the manager will consider the correlation, relative yields of various currencies and other factors.

Investments in indexed securities are subject to the risk of loss in the event that exchange rate movements are not accurately predicted.

BRADY BONDS. The fund may invest in certain debt securities referred to as "Brady Bonds." These are publicly issued bonds of developing countries that are created through an exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring plan introduced by former U.S. Treasury Secretary, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries to date including Argentina, Brazil, Costa Rica, the Dominican Republic, Ecuador, Mexico, Panama, Peru, Uruguay and Venezuela.

Brady Bonds, if collateralized, are done so by U.S. Treasury zero coupon bonds to ensure principal. Since many of the Brady Bonds have been issued relatively recently, they do not have a long payment history.

In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are generally considered speculative. In addition, many Brady Bonds currently are rated below investment grade.


OTHER DEBT SECURITIES OF GOVERNMENT ENTITIES. The fund may invest in restructured external debt that has not undergone a Brady-style debt exchange, and internal government debt such as Mexican Treasury Bills known as
Certificados de Tesoreria ("CETES"), Argentine Bonos del Tesors ("BOTE") and Bonos de Inversion y Crecimiento-Quinta Serie ("BIC V"), and Venezuelan zero coupon notes.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The fund may invest without limit in mortgage-backed securities issued or guaranteed by government entities. It may invest up to 35% of its total assets in privately issued mortgage-backed and asset-backed securities.

Mortgage-backed securities represent an ownership interest in mortgage loans made by banks and other financial institutions to finance purchases of homes, commercial buildings or other real estate. These mortgage loans may have either fixed or adjustable interest rates. The individual mortgage loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments.

The fund will focus on mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The payment of interest and principal on securities issued by U.S. government agencies generally is guaranteed either by the full faith and credit of the U.S. government or by the credit of the agency. The guarantee applies only to the timely repayment of principal and interest and not to the market prices and yields of the securities or to the net asset value or performance of the fund, which will vary with changes in interest rates and other market conditions. The fund may also invest in collateralized mortgage obligations.

ASSET-BACKED SECURITIES are securities backed by credit card receivables, automobile, mobile home and recreational vehicle loans and leases, and other receivables.

DERIVATIVE MORTGAGE-BACKED SECURITIES. The fund may invest up to 25% of its total assets in these securities consisting primarily (but not exclusively) of stripped mortgage-backed securities. A stripped mortgage-backed security is usually structured with two classes, each receiving different proportions of the interest and principal payments on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest- only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The fund may combine IOs with LIBOR-based inverse floaters (LIBOR being the London interbank offered rate). These are floating rate instruments with floating or variable interest rates that move in the opposite direction, usually at an accelerated speed, to changes in LIBOR.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when it believes the securities trading markets or the economies of countries where the fund invests are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goals, because it may not invest or may invest substantially less in debt securities issued or guaranteed by government entities of Western Hemisphere countries.


      MAIN RISKS
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INTEREST RATE When interest rates rise,  debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

[BEGIN CALLOUT]
Changes in global interest rates affect the prices of the fund's debt securities. If rates rise, the value of the fund's debt securities will fall and so too will the fund's share price and fund performance. This means you could lose money.
[END CALLOUT]

CREDIT There is the possibility that an issuer will be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact fund performance.

LOWER-RATED  SECURITIES.  Securities  rated below  investment  grade,  sometimes
called  "junk  bonds"   generally  have  more  credit  risk  than   higher-rated
securities.

Companies issuing high yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments.

If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the fund could lose its entire investment.

The prices of high yield fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by ratings agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the fund's ability to sell securities in response to specific economic events or to meet redemption requests.

MORTGAGE SECURITIES AND ASSET-BACKED SECURITIES Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The fund may receive unscheduled prepayments of principal before the security's maturity date due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the fund may have paid. Mortgage prepayments generally increase when interest rates fall.

Mortgage securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments on mortgage securities and extend their life. This could cause the price of the mortgage securities and the fund's share price to fall and would make the mortgage securities more sensitive to interest rate changes.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.


FOREIGN SECURITIES Securities of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in the fund.

COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency and other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

DEVELOPING OR EMERGING MARKETS. The fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks, include:

            o Political and social uncertainty (for example, regional conflicts and risk of war)
            o Currency exchange rate volatility
            o Pervasiveness of corruption and crime
            o Delays in settling portfolio transactions
            o Risk of loss arising out of systems of share registration and custody
            o Markets that are comparatively smaller and less liquid than developed markets. While short-term volatility in these markets can be disconcerting, declines of more than 50% are not unusual.
            o Less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States.
            o Currency and capital controls

The definition of developing or emerging markets or countries as used by the fund's manager may differ from the definition of the same terms as used in managing other Franklin Templeton funds.

COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, including the right to vote, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

SOVEREIGN DEBT. The debt securities issued or guaranteed by Latin American governmental entities involve great risk and are considered to be of comparable quality to high risk, low rated securities and are subject to many of the same risks as those securities.

Developing market countries, including those in Latin America, are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. In the past, they experienced major difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain debt. Many of the same factors that led to the defaults of the past currently exist. If a default occurs, the fund may have limited legal recourse against the issuer and guarantor.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency. Currency markets generally are not as regulated as securities markets.

ILLIQUID SECURITIES The fund may invest up to 15% of its assets in illiquid securities. The fund may have difficulty disposing of some securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the fund's ability to sell particular securities when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities also may make it more difficult for the fund to obtain market quotations based on actual trades for the purpose of valuing the fund's portfolio.

DIVERSIFICATION The fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. The fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the fund's shares. The fund, however, intends to meet certain tax diversification requirements.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by issuers about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If an issuer in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities also will be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page 13 for more information.

More detailed information about the fund, its policies (including temporary investments), risks and bond ratings can be found in the fund's Statement of Additional Information (SAI).

[BEGIN CALLOUT]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[END CALLOUT]


     PERFORMANCE
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[INSERT GRAPHIC OF A BULL AND A BEAR]

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 4 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

     ANNUAL TOTAL RETURNS/1/

[Insert bar graph]

   14.17%  15.13%  10.13%  1.02%
     95      96     97      98
              YEAR

[BEGIN CALLOUT]
Best
Quarter:
Q4 '98
7.66%

Worst
Quarter:
Q3 '98
-8.08%
[END CALLOUT]


    AVERAGE ANNUAL TOTAL RETURNS
    For the periods ended December 31, 1998

                                                                        SINCE
                                                                      INCEPTION
                                                        1 YEAR        (6/27/94)
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Templeton Americas Government Securities Fund/2/        -3.27%         7.69%
JP Morgan U.S. Government Bond Index/3/                 10.25%         9.02%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 1999, the fund's year-to-date return was 2.62%.

2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.

3. Source: Standard & Poor's(R) Micropal. The JP Morgan U.S. Government Bond Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer. The index measures the total, principal and interest returns for the U.S. market in U.S. dollars. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.


    FEES AND EXPENSES
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This table  describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) as a percentage of offering price       4.25%
 Load imposed on purchases                                          4.25%
 Maximum deferred sales charge (load)                               None/1/
 Exchange fee/2/                                                    $5.00

Please see "Sales Charges" on page 18 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

Management fees/3/                                                  0.60%
Distribution and service (12b-1) fees/4/                            0.35%
Other expenses                                                      0.64%
                                                                   ------
Total annual fund operating expenses/3/                             1.59%
                                                                   ======

1. Except for investments of $1 million or more (see page 18) and purchases by certain retirement plans without an initial sales charge.

2. This fee is only for market timers (see page 28).

3. For the fiscal year ended March 31, 1999, the manager and administrator had agreed in advance to limit their respective fees and to assume as their own expense certain expenses otherwise payable by the fund. With this reduction, management fees were 0.26% and total annual fund operating expenses were 1.25%. After July 31, 2000, the manager and administrator may end this arrangement at any time.

4. Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.

EXAMPLE
This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 YEAR   3 YEARS   5 YEARS 10 YEARS
-------------------------------------------------------------------------------
                                       $580/1/     $906    $1,254   $2,234

1. Assumes a contingent deferred sales charge (CDSC) will not apply.





MANAGEMENT
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Templeton Investment Counsel, Inc. (Investment Counsel), 500 East Broward Blvd.,
Ft. Lauderdale, FL 33394, through its Templeton Global Bond Managers division (Global Bond Managers), is the fund's investment manager. Together, Investment Counsel and its affiliates manage over $223 billion in assets.

A team from Global Bond Managers is responsible for the day-to-day management of the fund.

The fund pays Investment Counsel a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended March 31, 1999, management fees, before any advance waiver, were 0.60% of the fund's average daily net assets. Under an agreement by the manager to limit its fees, the fund paid 0.26% of its average daily net assets to the manager. After July 31, 2000, the manager may end this arrangement at any time upon notice to the fund's Board of Trustees.

YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.



 DISTRIBUTIONS AND TAXES
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[INSERT GRAPHIC OF DOLLAR SIGNS AND STACKS OF COINS]


INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund intends to pay a dividend at least monthly, on the last business day of the month, representing its net investment income. Capital gains, if any, may be distributed annually. The amount of these distribution will vary and there is no guarantee the fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record dates for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN(R).

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional fund shares or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

[BEGIN CALLOUT]
BACKUP WITHHOLDING

By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct social security or taxpayer identification number, or if the IRS instructs the fund to do so.
[END CALLOUT]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of the fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares generally will be subject to state and local income tax. Any foreign taxes the fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the fund.


FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF A DOLLAR BILL]

This table presents the fund's financial performance for the past five years. This information has been audited by McGladrey & Pullen, LLP.

                                                                              YEAR ENDED MARCH 31,
-----------------------------------------------------------------------------------------------------------------
                                                          1999         1998         1997         1996     1995/1/
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year                       10.68        10.64        10.20        9.59      10.00
                                                       ----------------------------------------------------------
  Net investment income                                    .74          .73          .74         .75        .30
  Net realized and unrealized  gains (losses)            (1.03)         .68          .85         .71       (.43)
                                                       ----------------------- ----------------------------------
Total from investment operations                          (.29)        1.41         1.59        1.46       (.13)
                                                       ----------------------------------------------------------
  Dividends from net  investment income                   (.74)        (.72)        (.77)       (.69)      (.28)
  Distributions from net  realized gains                  (.05)        (.65)        (.38)       (.16)         -
                                                       -------------- ------------ ------------ -----------------
Total distributions                                       (.79)       (1.37)       (1.15)       (.85)      (.28)
                                                       ----------------------------------------------------------
Net asset value, end of year                              9.60        10.68        10.64       10.20       9.59
                                                      ===========================================================
Total return (%)/2/                                      (2.54)       14.21        16.23       15.49      (1.33)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                     22,269       14,973        5,627       3,540      2,826
Ratios to average net assets: (%)
  Expenses                                                1.25%        1.25%        1.25%       1.25%      1.25%/3/
  Expenses excluding waiver and
   payments by affiliate                                  1.59         1.89         2.79        4.98       6.49/3/
  Net investment income                                   7.70         7.11         7.16        7.47       5.07/3/
Portfolio turnover rate (%)                              56.32        70.79       275.02      163.57          -

1. For the period June 27, 1994 (commencement of operations) to March 31, 1995.
2. Total return does not include sales charges, and is not annualized.
3. Annualized.

YOUR ACCOUNT

SALES CHARGES
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF PERCENTAGE SIGN]


                                    THE SALES CHARGE
                                    MAKES UP THIS % OF      WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT         THE OFFERING PRICE      YOUR NET INVESTMENT
---------------------------------------------------------------------------------
Under $100,000                          4.25                       4.44
$100,000 but under $250,000             3.50                       3.63
$250,000 but under $500,000             2.50                       2.56
$500,000 but under $1 million           2.00                       2.04

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 19), you can buy shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase.

The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[BEGIN CALLOUT]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[END CALLOUT]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton Fund (please see page 23 for exchange information).

DISTRIBUTION AND SERVICE (12B-1) FEES The fund has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution fees of up to 0.35% per year to those who sell and distribute the fund's shares and provide other services to shareholders. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases of fund shares.

[BEGIN CALLOUT]
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Templeton Variable Insurance Products Trust, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.
[END CALLOUT]

          o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in the Franklin Templeton Funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21.
            Certain   company  and  retirement  plan  accounts  also  may  be
            included.

          o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

             TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE
                      SECTION OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton Fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

Certain Franklin Templeton Funds offer multiple share classes not offered by this fund. For purposes of this privilege, the fund's shares are considered Class A shares.


If you paid a CDSC when you sold your Class A shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SALES CHARGE WAIVERS Fund shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. The CDSC also may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Plan Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying fund shares at a discount.

    BUYING SHARES
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF A PAPER WITH LINES AND SOMEONE WRITING]


The fund is closed to new investors. If you were a shareholder of record as of the close of business on June 8, 1999, you may continue to add to your account, subject to your applicable minimum investment amount, or buy additional shares through the reinvestment of dividend or capital gain distributions.

MINIMUM INVESTMENTS


MINIMUM INVESTMENTS
-------------------------------------------------------------------------------
                                                             ADDITIONAL
-------------------------------------------------------------------------------

Regular accounts                                                 $50
-------------------------------------------------------------------------------
UGMA/UTMA accounts                                               $50
-------------------------------------------------------------------------------
Retirement accounts (other than IRAs, IRA
rollovers, Education IRAs or Roth IRAs)                         no minimum
-------------------------------------------------------------------------------
IRAs, IRA rollovers, Education IRAs or
Roth IRAs                                                        $50
-------------------------------------------------------------------------------
Broker-dealer sponsored wrap account programs                    $50
-------------------------------------------------------------------------------
Full-time employees, officers, trustees
and directors of Franklin Templeton
entities, and their immediate family members                     $50
-------------------------------------------------------------------------------

Certain Franklin Templeton Funds offer multiple share classes not offered by this fund. Please note that for selling or exchanging your shares, or for other purposes, the fund's shares are considered Class A shares. Before January 1, 1999, the fund's shares were considered Class I shares.

  BUYING SHARES

------------------------------------ ------------------------------------------
                                     ADDING TO AN ACCOUNT
------------------------------------ ------------------------------------------
[INSERT GRAPHIC OF HANDS SHAKING]

THROUGH YOUR INVESTMENT              Contact your investment representative
REPRESENTATIVE
------------------------------------ ------------------------------------------
                                     Make your check payable to the Templeton
[INSERT GRAPHIC OF ENVELOPE]         Americas Government Securities Fund.
                                     Include your account number on the check.

BY MAIL
                                     Fill out the deposit slip from your account statement. If you do not have a slip, include a note with your name, the fund name, and your account number.

                                     Mail the check and deposit slip or note to
                                     Investor Services.
------------------------------------ ------------------------------------------
[INSERT GRAPHIC OF THREE LIGHTNING   Call to receive a wire control number and
BOLTS]                               wire instructions.

                                     To make a same day wire investment, please call us by 1:00 p.m. pacific time and make sure your wire arrives by 3:00 p.m.
BY WIRE

1-800/632-2301
(or 1-650/312-2000 collect)
------------------------------------ ------------------------------------------
[INSERT GRAPHIC OF TWO ARROWS        Call Shareholder Services at the number
POINTING IN OPPOSITE DIRECTIONS]     below orour automated TeleFACTS system, or
                                     send signed written instructions.

BY EXCHANGE
                                     (Please see page 23 for information on
                                     exchanges.)
TeleFACTS(R)
1-800/247-1753
(around-the-clock access)
------------------------------------ -----------------------------------------
              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 33030,
                          ST. PETERSBURG, FL 33733-8030
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)



   INVESTOR SERVICES
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF PERSON WITH A HEADSET]

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the fund in an existing account in the same share class of the fund or another Franklin Templeton Fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the fund.

[BEGIN CALLOUT]
For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[END CALLOUT]

RETIREMENT PLANS Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.


TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

*Certain Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into the fund without any sales charge. Advisor Class shareholders of another Franklin Templeton Fund also may exchange into the fund without any sales charge. Advisor Class shareholders who exchange their shares for shares of the fund and later decide they would like to exchange into another fund that offers Advisor Class may do so.



[BEGIN CALLOUT]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[END CALLOUT]


Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page
28).

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.





    SELLING SHARES
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF A CERTIFICATE]

You can sell your shares at any time. Please keep in mind that if you sell all the shares in your account, your account will be closed and you will not be able to buy additional fund shares or to reopen your account.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[BEGIN CALLOUT]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[END CALLOUT]

     o you are selling more than $100,000 worth of shares

     o you want your proceeds paid to someone who is not a registered owner

     o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Trust Company retirement plan. For participants under age 59 1/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 for details.

SELLING SHARES
----------------------------------- -------------------------------------------
                                    TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------- -------------------------------------------
[INSERT GRAPHIC OF HANDS SHAKING]

THROUGH YOUR INVESTMENT             Contact your investment representative
REPRESENTATIVE
----------------------------------- -------------------------------------------
[INSERT GRAPHIC OF ENVELOPE]        Send written instructions and endorsed
                                    shares certificates (if you hold share
                                    certificates) to Investor Services.
                                    Corporate, partnership or trust accounts may need to send additional documents.

BY MAIL
                                    Specify the fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                                    A check will be mailed to the name(s) and
                                    address on the account, or otherwise
                                    according to your written instructions.
----------------------------------- -------------------------------------------
[INSERT GRAPHIC OF PHONE]           As long as your transaction is for $100,000
                                    or less, you do not hold share certificates
                                    and you have not changed your address by
BY PHONE                            phone within the last 15 days, you can sell
                                    your shares by phone.
1-800/632-2301
                                    A check will be mailed to the name(s) and
                                    address on the account. Written
                                    instructions, with a signature guarantee,
                                    are required to send the check to another
                                    address or to make it payable to another
                                    person.
----------------------------------- -------------------------------------------
[INSERT GRAPHIC OF THREE            You can call or write to have redemption
LIGHTNING BOLTS]                    proceeds of $1,000 or more wired to a bank
                                    or escrow account. See the policies above for selling shares by mail or phone.

                                    Before requesting a bank wire, please make
                                    sure we have your bank account information
                                    on file. If we do not have this information,
                                    you  will need to send written instructions
BY  WIRE                            with your bank's name and address, your
                                    bank account number, the ABA routing number, and a signature guarantee.

                                    Requests received in proper form by 1:00
                                    p.m. pacific time will be wired the next
                                    business day.
----------------------------------- -------------------------------------------
[INSERT GRAPHIC OF TWO ARROWS       Obtain a current prospectus for the fund
POINTING IN OPPOSITE DIRECTIONS]    you are considering.

                                    Call Shareholder Services at the number
BY EXCHANGE                         below or our automated TeleFACTS system,
                                    or send signed written instructions. See the policies above for selling shares by mail or phone.

TeleFACTS(R) 1-800/247-1753
(around-the-clock access)           If you hold share certificates, you will
                                    need to return them to the fund before your
                                    exchange can be processed.
----------------------------------- -------------------------------------------
              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 33030,
                          ST. PETERSBURG, FL 33733-8030
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

     ACCOUNT POLICIES
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF PAPER AND PEN]

CALCULATING SHARE PRICE The fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The fund's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[BEGIN CALLOUT]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[END CALLOUT]

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive confirmations and account statements that show your account transactions. You also will receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive confirmations, account statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The fund may restrict or refuse exchanges by market timers. If accepted, each exchange by a market timer will be charged $5 by Franklin/Templeton Investor Services, Inc., the fund's transfer agent. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

     o The fund may refuse any order to buy shares, including any purchase under the exchange privilege.

     o At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.

     o The fund may modify or discontinue the exchange privilege on 60 days' notice.

     o You may only buy shares of a fund eligible for sale in your state or jurisdiction.

     o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

     o For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check or wire would be harmful to existing shareholders.

     o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

-------------------------------------------------------------------------------
    COMMISSION (%)                                             --
    Investment under $100,000                                4.00
    $100,000 but under $250,000                              3.25
    $250,000 but under $500,000                              2.25
    $500,000 but under $1 million                            1.85
    $1 million or more                                    up to 0.75/1/
    12B-1 FEE TO DEALER                                      0.35

A dealer commission of up to 1% may be paid on NAV purchases by certain retirement plans/1/ and up to 0.25% on NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs. For certain retirement plans that do not qualify to buy shares at NAV but that qualify to buy shares with a maximum initial sales charge of 4%, a dealer commission of 3.2% may be paid.


1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.





     QUESTIONS
-------------------------------------------------------------------------------
[Insert graphic of question mark]

If you have any questions about the fund or your account, you can write to us at P.O. Box 33030, St. Petersburg, FL 33733-8030. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                                                  HOURS (PACIFIC TIME,
DEPARTMENT NAME                     TELEPHONE NUMBER              MONDAY THROUGH FRIDAY)
----------------------------------- ----------------------------- ----------------------------------
Shareholder Services                1-800/632-2301                5:30 a.m. to 5:00 p.m.
                                                                  6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information                    1-800/DIAL BEN                5:30 a.m. to 8:00 p.m.
                                    (1-800/342-5236)              6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services            1-800/527-2020                5:30 a.m. to 5:00 p.m.
Dealer Services                     1-800/524-4040                5:30 a.m. to 5:00 p.m.
Institutional Services              1-800/321-8563                6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)              1-800/851-0637                5:30 a.m. to 5:00 p.m.









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                      This page intentionally left blank.


FRANKLIN TEMPLETON FUNDS

LITERATURE REQUEST ~ Call 1-800/DIAL BEN(R) (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, sales charges and expenses, and should be read carefully before investing or sending money.

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton International Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH
AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund


GLOBAL INCOME
Franklin Global Government Income Fund
Franklin Templeton Global Currency Fund
Franklin Templeton Hard Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet Investment Fund/1/
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund/1/
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Growth Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Short-Intermediate U.S. Government Securities Fund
Franklin Strategic Income Fund
Franklin U.S. Government Securities Fund
Franklin Federal Money Fund/2/
Franklin Money Fund/2/

TAX-FREE INCOME
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund/2/

STATE-SPECIFIC TAX-FREE INCOME
Alabama
Arizona/3/
California/3/
Colorado
Connecticut
Florida/3/
Georgia
Kentucky
Louisiana
Maryland
Massachusetts/4/
Michigan/4/
Minnesota/4/
Missouri
New Jersey
New York/3/
North Carolina
Ohio/4/
Oregon
Pennsylvania
Tennessee/5/
Texas
Virginia

VARIABLE ANNUITIES/6/
Franklin(R) Valuemark(R)
Franklin Templeton Valuemark Income Plus (an immediate annuity)


1. These funds are now closed to new accounts, with the exception of retirement plan accounts.

2. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

3. Two or more fund options available: long-term portfolio; portfolio of insured securities; high yield portfolio (CA); intermediate-term and money market portfolios (CA and NY).

4. Portfolio of insured municipal securities.

5. The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

6. Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by
NALAC Financial Plans, LLC. Franklin Templeton Variable Insurance Products Trust, formerly Franklin Valuemark Funds, is managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.>>

07/99


FOR MORE INFORMATION

You can learn more about the fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.

FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklin-templeton.com

You can also obtain information about the fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.


Investment Company Act file #811-8226                              416 P 08/99